Exhibit 10.1

AMENDMENT NO. 2 TO CREDIT AGREEMENT

AND SECURITY AGREEMENT

AMENDMENT NO. 2 (this “Amendment”) dated as of December 22, 2005, to the $300,000,000 Amended and Restated Credit Agreement dated as of June 28, 2004 (as heretofore amended, the “Credit Agreement”) among KINDRED HEALTHCARE, INC. (the “Borrower”), the LENDERS party thereto, and JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent and Collateral Agent, and AMENDMENT NO. 2 to the Amended and Restated Guarantee and Security Agreement dated as of June 28, 2004 (as heretofore amended, the “Security Agreement”) among the Borrower, the Subsidiary Guarantors party thereto, and JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as Collateral Agent.

W I T N E S S E T H:

WHEREAS, the parties hereto desire to amend certain provisions of the Credit Agreement and the Security Agreement as provided herein;

NOW, THEREFORE, the parties hereto agree as follows:

Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after the amendments herein become effective, refer to the Credit Agreement as amended hereby.

Section 2. Defined Terms. (a) The definition of “Consolidated Rental Expense” in Section 1.01 of the Credit Agreement is amended and restated in its entirety to read as follows:

““Consolidated Rental Expense” means, for any period, the total rental expense for operating leases of the Borrower and its Restricted Subsidiaries (other than any such rental expense that is attributable to the HCPI Properties listed in Part A of Schedule 1.01J), determined on a consolidated basis for such period; provided that Consolidated Rental Expense shall not be reduced by any rental income.”

(b) The definition of “HCPI Transaction” in Section 1.01 of the Credit Agreement is amended and restated in its entirety to read as follows:

““HCPI Transaction” means (a) the transaction pursuant to which a Credit Party acquired the HCPI Property referred to as “MO# 860/861” in Part A of Schedule 1.01J from Health Care Property Investors, Inc. (together with its affiliates, “HCPI”) and, substantially simultaneously therewith and as sole consideration for which acquisition, entered into a Sale and Leaseback Transaction with respect to the HCPI Property referred to as “TN# 274” in Part A of Schedule 1.01J with HCPI and (b) the proposed transaction pursuant to which a Credit Party acquires the HCPI Properties referred to in Part B of Schedule 1.01J from HCPI and, substantially simultaneously therewith and as sole consideration for which acquisition, enters into a Sale and Leaseback Transaction with respect to the HCPI Properties referred to in Part C of Schedule 1.01J with HCPI.”

Section 3. Future Assets To Be Added To Collateral. Section 5.09(e) of the Credit Agreement is amended and restated in its entirety to read as follows:

“(e) If any Specified Property referred to in Part B of Schedule 1.01H with a fair market value exceeding $6,000,000 (in the case of a hospital) or $3,000,000 (in all other cases) has not been sold on or prior to September 30, 2006 (other than to the Borrower or any Subsidiary of the Borrower), the Borrower shall promptly (and in any event by no later than October 30, 2006) cause such Specified Property to be added to the Collateral by delivering to the Agent a Mortgage with respect thereto. Prior to such time, the Borrower shall ensure that no Lien (other than Permitted Encumbrances) over any such Specified Property is granted to any Person.”

Section 4. Consolidations, Mergers And Asset Sales. Section 7.03(a)(ii)(E) of the Credit Agreement is amended and restated in its entirety to read as follows:

“(E) such transaction complies with Section 7.03(c)(i) and is solely in respect of any Specified Property;”

Section 5. Limitations On Acquisitions And Investments. Section 7.08(b)(ii) of the Credit Agreement is amended by replacing the reference to “$400,000,000” with “$500,000,000”.

Section 6. Limitation On Sale And Leaseback Transactions. Section 7.11 of the Credit Agreement is amended by adding the phrase “(other than Sale and Leaseback Transactions with respect to the HCPI Properties)” after the phrase “with respect to any property or asset” therein.

Section 7. Credit Agreement Schedules. (a) Schedule 1.01H to the Credit Agreement is replaced in its entirety with Schedule 1.01H attached hereto.

(b) Schedule 1.01J to the Credit Agreement is replaced in its entirety with Schedule 1.01J attached hereto.

Section 8. Increase In Commitments. (a) The second and third sentences of the definition of “Commitment” in Section 1.01 of the Credit Agreement are amended and restated in their entirety to read as follows:

“The amount of each Lender’s Commitment as of the Commitment Increase Effective Date is set forth on Schedule 2.01 or, in the case of the initial Commitment of any Lender that becomes a Lender after the Commitment Increase Effective Date, in the Assignment and Assumption pursuant to which such Lender shall have assumed its Commitment.”

(b) The following definition is added to Section 1.01 of the Credit Agreement in the appropriate alphabetical place:

““Commitment Increase Effective Date” means the date on which the conditions specified in Section 11(a) of Amendment No. 2, dated as of December 22, 2005, to this Agreement are satisfied.”

(c) Schedule 2.01 to the Credit Agreement is replaced in its entirety with Schedule 2.01 attached hereto.1

(d) The title page of the Credit Agreement, the fourth whereas clause of the Credit Agreement, Section 7.14 of the Credit Agreement and Section 27 of the Security Agreement are each amended by replacing the reference to “$300,000,000” with the amount set forth as the Total Commitment Amount on Schedule 2.01 attached hereto.

(e) Section 5.09 of the Credit Agreement is amended by adding the following subsection (h) at the end of such Section:

“(h) Within 45 Business Days after the Commitment Increase Effective Date (or such longer period as agreed by the Agent), the Borrower shall deliver or cause to be delivered to the Agent an amendment to each Fee Mortgage and a modification endorsement to each title insurance policy with respect thereto (or new title policy in states where such endorsements are not available), in each case to confirm that the increased Commitments as in effect after the Commitment Increase Effective Date are secured by such Fee Mortgage and otherwise in form and substance reasonably satisfactory to the Agent.”

(f) Section 8.01(b)(ii) of the Credit Agreement is amended and restated in its entirety to read as follows:

[1]	This Schedule will be posted as soon as it is finalized.

“(ii) Section 5.01(e), Section 5.01(f), Section 5.09(h), Article 6 or Article 7;”

(g) On the Commitment Increase Effective Date (as defined below), without further action by any party hereto or to the Credit Agreement, the Issuing Lender shall be deemed to have granted to each Lender, and each Lender shall be deemed to have acquired from the Issuing Lender, a participation in each Letter of Credit issued and outstanding on the Commitment Increase Effective Date equal to such Lender’s Applicable Percentage (after giving effect to the increase in Commitments pursuant to this Section 8) of (i) the aggregate amount available to be drawn thereunder and (ii) the aggregate unpaid amount of any outstanding reimbursement obligations in respect thereof. Such participations shall be on all the same terms and conditions as participations granted in Letters of Credit under Section 2.04(e) of the Credit Agreement. With respect to each such outstanding Letter of Credit, if the Issuing Lender has heretofore sold a participation therein to a Lender, such Lender and the Issuing Lender agree that such participation shall be automatically canceled on the Commitment Increase Effective Date. Each of the parties hereto hereby agrees that the Administrative Agent may take any and all additional actions as may be reasonably necessary to ensure that, after giving effect to the increase in the Commitments contemplated hereby, the Credit Exposures are held by the Lenders in accordance with their Applicable Percentages. This may be accomplished at the discretion of the Administrative Agent by (i) requiring the outstanding Loans to be prepaid with the proceeds of a new Borrowing, (ii) causing each of the Lenders having a Commitment prior to the Commitment Increase Effective Date (each a “Pre-Increase Lender”) to assign portions of their outstanding Loans to Lenders (including any new Lenders) which have acquired new or additional Commitments on the Commitment Increase Effective Date (each a “Post-Increase Lender”) or (iii) any combination of the foregoing. Any such prepayment or assignment shall be subject to the provisions of Section 2.14 of the Credit Agreement.

(h) If requested by the Administrative Agent pursuant to clause (g), on the Commitment Increase Effective Date, each Pre-Increase Lender shall assign to any Post-Increase Lender, and each such Post-Increase Lender shall purchase from such Pre-Increase Lender, at the principal amount thereof, such interests in the Loans outstanding on the Commitment Increase Effective Date as shall be necessary to give effect to the provisions of clause (g). Such assignments shall be effected pursuant an assignment agreement in form and substance satisfactory to the Administrative Agent.

(i) This Section 8 shall supersede any provisions in Sections 2.16(c) or 10.02 of the Credit Agreement to the contrary.

Section 9. Representations Correct; No Default. The Borrower represents and warrants that (i) the representations and warranties contained in the Financing Documents are true as though made on and as of the date hereof and will be true on and as of the Commitment Increase Effective Date and the Amendment Effective Date (as defined below) as though made on and as of each such date and (ii) no Default has occurred and is continuing on the date hereof and no Default will occur or be continuing on the Commitment Increase Effective Date or the Amendment Effective Date.

Section 10. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Section 11. Effectiveness. (a) The amendments contained in Section 8 hereof shall become effective on the date (the “Commitment Increase Effective Date”) when the Administrative Agent shall have received:

(i) duly executed counterparts hereof signed by the Borrower, the Subsidiary Guarantors, the Required Lenders, each Lender whose Commitment is being increased and each new lender that has agreed to become a Lender party to the Credit Agreement (or, in the case of any Lender or new Lender as to which an executed counterpart shall not have been received, the Administrative Agent shall have received facsimile or other written confirmation from such party of execution of a counterpart hereof by such Lender or new Lender);

(ii) a certificate, dated the Commitment Increase Effective Date, from an appropriate officer of each of the Credit Parties (A) attaching copies of the resolutions or consents of the board of directors of such Credit Party or of its applicable partner or member approving or consenting to the increase in Commitments contemplated by Section 8 and (B) certifying (1) that such resolutions or consents are in full force and effect as of the Commitment Increase Effective Date and have been duly adopted in accordance with the Organizational Documents of such Credit Party and (2) as to the signatures and incumbency of the Persons executing this Amendment on behalf of such Credit Party;

(iii) favorable legal opinions consistent with those delivered on the Effective Date pursuant to Section 4.01(g) of the Credit Agreement. The Borrower requests each counsel delivering such opinions to deliver such opinions; and

(iv) a certificate, dated the Commitment Increase Effective Date, signed by the President, a Vice President or a Financial Officer of the Borrower, certifying that, before and after giving effect to such increase in Commitments (A) the representations and warranties of each Credit Party contained in the Financing Documents are true on and as of the Commitment Increase Effective Date as though made on and as of such date and (B) no Default has occurred and is continuing.

(b) This Amendment (other than the amendments contained in Section 8) shall become effective as of the date hereof on the date (the “Amendment Effective Date”) when the Administrative Agent shall have received duly executed counterparts hereof signed by the Borrower, the Subsidiary Guarantors and the Required Lenders (determined without regard to the increase in Commitments contemplated by Section 8) (or, in the case of any Lender as to which an executed counterpart shall not have been received, the Administrative Agent shall have received facsimile or other written confirmation from such party of execution of a counterpart hereof by such Lender).

(c) No later than the first Business Day after the Fee Determination Date (as defined below), the Borrower shall pay the Administrative Agent, in immediately available funds for the account of each Lender that has evidenced its agreement hereto as provided in clause (b) by 5:00 P.M. (New York City time) on the later of (i) December 22, 2005 and (ii) the date the Administrative Agent issues a notice to the Lenders saying this Amendment (other than, unless such amendments have theretofore become effective, the amendments referred to in Section 8) has become effective (such later date, the “Fee Determination Date”), an amendment fee in an amount equal to 0.05% of such Lender’s Commitment (as in effect on the opening of business on the date of this Amendment (determined without regard to the increase in Commitments contemplated by Section 8)).

(d) No later than the first Business Day after the Commitment Increase Effective Date, the Borrower shall pay the Administrative Agent, in immediately available funds for the account of each Lender that has consented to an increase in its Commitment or that has acquired a new Commitment, a commitment increase fee in an amount equal to a percentage of the increase in such Lender’s Commitment or new Commitment as agreed between the Borrower and the Administrative Agent.

(e) Except as expressly set forth herein, the amendments contained herein shall not constitute a waiver or amendment of any term or condition of the Credit Agreement or any other Financing Document, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.

Section 12. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date and year first above written.

KINDRED HEALTHCARE, INC., as Borrower

By:	/s/ Hank Robinson
Name: Hank Robinson
Title: Senior Vice President, Tax and Treasurer

ADVANCED INFUSION SYSTEMS, INC.

CARIBBEAN BEHAVIORAL HEALTH SYSTEMS, INC.

COURTLAND GARDENS HEALTH CENTER, INC.

HELIAN ASC OF NORTHRIDGE, INC.

HELIAN HEALTH GROUP, INC.

HELIAN RECOVERY CORPORATION

HILLHAVEN – MSC PARTNERSHIP

HOMESTEAD HEALTH CENTER, INC.

J.B. THOMAS HOSPITAL, INC.

KINDRED ACUTE PULMONARY EAST, INC.

KINDRED ACUTE PULMONARY WEST, INC.

KINDRED HEALTHCARE, INC.

KINDRED HEALTHCARE OPERATING, INC.

KINDRED HEALTHCARE PHARMACY, LLC

KINDRED HEALTHCARE SERVICES, INC.

KINDRED HOLDINGS, L.L.C.

KINDRED HOME CARE AND HOSPICE INDIANA PARTNERSHIP

KINDRED HOME CARE SERVICES, INC.

KINDRED HOSPICE, INC.

KINDRED HOSPITAL PHARMACY SERVICES, INC.

KINDRED HOSPITALS EAST, L.L.C.

KINDRED HOSPITALS LIMITED PARTNERSHIP

KINDRED HOSPITALS WEST, L.L.C.

KINDRED INSTITUTIONAL PHARMACY SERVICES, INC.

KINDRED INSURANCE HOLDINGS, INC.

KINDRED NEVADA, L.L.C.

KINDRED NURSING CENTERS CENTRAL LIMITED PARTNERSHIP

KINDRED NURSING CENTERS LIMITED PARTNERSHIP

KINDRED NURSING CENTERS EAST, L.L.C.

KINDRED NURSING CENTERS NORTH, L.L.C.

KINDRED NURSING CENTERS SOUTH, L.L.C.

KINDRED NURSING CENTERS WEST, L.L.C.

KINDRED PHARMACY SERVICES, INC.

By:	/s/ Hank Robinson
Name: Hank Robinson
Title: Senior Vice President, Tax and Treasurer

KINDRED REHAB SERVICES, INC.

KINDRED SUPPORT SERVICES, LLC

KINDRED SYSTEMS, INC.

KPS ORLANDO, INC.

KPS GREAT FALLS, INC.

KPS PENNSYLVANIA, INC.

KPS NASHVILLE, LLC

KPS CHICAGO, INC.

KPS-6, INC.

KPS-7, INC.

KPS-8, INC.

KPS-9, INC.

KPS-10, INC.

KPS EAST, INC.

KPS MIDWEST, INC.

KPS MOUNTAIN, INC.

KPS SEATTLE, INC.

KPS WISCONSIN, INC.

LAFAYETTE HEALTH CENTER, INC.

MEDEQUITIES, INC.

PERSONACARE OF BRADENTON, INC.

PERSONACARE OF CLEARWATER, INC.

PERSONACARE OF CONNECTICUT, INC.

PERSONACARE OF GEORGIA, INC.

PERSONACARE OF HUNTSVILLE, INC.

PERSONACARE OF OHIO, INC.

PERSONACARE OF OWENSBORO, INC.

PERSONACARE OF PENNSYLVANIA, INC.

PERSONACARE OF POMPANO EAST, INC.

PERSONACARE OF POMPANO WEST, INC.

PERSONACARE OF READING, INC.

PERSONACARE OF SAN ANTONIO, INC.

PERSONACARE OF SAN PEDRO, INC.

PERSONACARE OF SHREVEPORT, INC.

PERSONACARE OF ST. PETERSBURG, INC.

PERSONACARE OF WARNER ROBINS, INC.

PERSONACARE OF WISCONSIN, INC.

PRODATA SYSTEMS, INC.

RECOVERY INN OF MENLO PARK, L.P.

RECOVERY INNS OF AMERICA, INC.

RESPIRATORY CARE SERVICES, INC.

By:	/s/ Hank Robinson
Name: Hank Robinson
Title: Senior Vice President, Tax and Treasurer

SOUTHERN CALIFORNIA SPECIALTY CARE, INC.

SPECIALTY HEALTHCARE SERVICES, INC.

SPECIALTY HOSPITAL OF CLEVELAND, INC.

SPECIALTY HOSPITAL OF PHILADELPHIA, INC.

SPECIALTY HOSPITAL OF SOUTH CAROLINA, INC. THC – CHICAGO, INC.

THC – HOUSTON, INC.

THC – MINNEAPOLIS, INC.

THC – NORTH SHORE, INC.

THC – ORANGE COUNTY, INC.

THC – SEATTLE, INC.

TRANSITIONAL HOSPITALS CORPORATION OF INDIANA, INC.

TRANSITIONAL HOSPITALS CORPORATION OF LOUISIANA, INC.

TRANSITIONAL HOSPITALS CORPORATION OF NEVADA, INC.

TRANSITIONAL HOSPITALS CORPORATION OF NEW MEXICO, INC.

TRANSITIONAL HOSPITALS CORPORATION OF TAMPA, INC.

TRANSITIONAL HOSPITALS CORPORATION OF TEXAS, INC.

TRANSITIONAL HOSPITALS CORPORATION OF WISCONSIN, INC.

TUCKER NURSING CENTER, INC.

KPS DENVER, L.L.C.

KINDRED HOSPITAL-TOLEDO, L.L.C.

KINDRED DEVELOPMENT 3, L.L.C.

KINDRED DEVELOPMENT 4, L.L.C.

KINDRED DEVELOPMENT 5, L.L.C.

KINDRED DEVELOPMENT 6, L.L.C.

KINDRED DEVELOPMENT 7, L.L.C.

KINDRED DEVELOPMENT 8, L.L.C.

KINDRED DEVELOPMENT 9, L.L.C.

KINDRED DEVELOPMENT 10, L.L.C.

KINDRED DEVELOPMENT 11, L.L.C.

KINDRED DEVELOPMENT 12, L.L.C.

KINDRED DEVELOPMENT 13, L.L.C.

KINDRED DEVELOPMENT 14, L.L.C.

KINDRED DEVELOPMENT 15, L.L.C.

By:	/s/ Hank Robinson
Name: Hank Robinson
Title: Senior Vice President, Tax and Treasurer

KINDRED DEVELOPMENT 12, L.L.C.

KINDRED DEVELOPMENT 16, L.L.C.

KINDRED DEVELOPMENT 17, L.L.C.

KPS TENNESSEE, L.L.C.

REHAB STAFFING LLC

KINDRED DEVELOPMENT 20, L.L.C.

KINDRED DEVELOPMENT 21, L.L.C.

KINDRED DEVELOPMENT 22, L.L.C.

KINDRED DEVELOPMENT 23, L.L.C.

KINDRED DEVELOPMENT 24, L.L.C.

KINDRED DEVELOPMENT 25, L.L.C.

KINDRED DEVELOPMENT 26, L.L.C.

KINDRED DEVELOPMENT 27, L.L.C.

KINDRED DEVELOPMENT 28, L.L.C.

KINDRED DEVELOPMENT 29, L.L.C.

KINDRED HOSPITAL-SPRINGFIELD, L.L.C.

FOOTHILL NURSING COMPANY PARTNERSHIP

By:	/s/ Hank Robinson
Name: Hank Robinson
Title: Senior Vice President, Tax and Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Collateral Agent and Lender

By:	/s/ Dawn Lee Lum
Name: Dawn Lee Lum
Title: Vice President

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Thomas A. Buckelew
Name: Thomas A. Buckelew
Title: Duly Authorized Signatory

The Foothill Group, Inc.

By:	/s/ Michael R. Bohannon
	Name:	Michael R. Bohannon
	Title:	SVP

CITICORP USA, INC.

By:	/s/ William Washburn
Name: William Washburn
Title: Director/Vice President

THE CIT GROUP/BUSINESS CREDIT, INC.

By:	/s/ John Finore
Name: John Finore
Title: Vice President

UBS AG, STAMFORD BRANCH

By:	/s/ Balloz Sikka
	Name:	Balloz Sikka
	Title:	Associate Director
Banking Products Services, US

By:	/s/ Joselin Fernandez
	Name:	Joselin Fernandez
	Title:	Associate Director
Banking Products Services, US

MERRILL LYNCH CAPITAL a division of Merrill Lynch Business Financial Services Inc.

By:	/s/ Paula K. Berry
	Name:	Paula K. Berry
	Title:	Vice President

ALLIED IRISH BANKS, P.L.C.

By:	/s/ Martin Chin
	Name:	Martin Chin
	Title:	SVP

By:	/s/ Derrick Lynch
	Name:	Derrick Lynch
	Title:	AVP

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ David A. Wombwell
	Name:	David A. Wombwell
	Title:	Senior Vice President

SCHEDULE 1.01H

SPECIFIED PROPERTIES

Part A

Capital Stock

All of the issued and outstanding capital stock of Transitional Hospitals Corporation of Michigan, Inc.

Facilities

State/Facility #:	Facility Name:	County, City, State Location:	Facility Type:	Status:

CA#4693	Menlo Park Surgical Hospital	Menlo Park, CA	Hospital	Leased

CT#565	Hamilton Rehabilitation and Health Care Center	New London, Norwich, CT	Nursing center	Owned

CT#1226	Homestead Health Center	Stamford, Stamford, CT	Nursing center	Owned

IN#4620	LaGrange Community Hospital	LaGrange, IN	Hospital	Leased

KY#699	OK Storage Building	Jefferson, Louisville, KY	Storage facility	Owned

KY#786	Riverfront Terrace Health Care Center	McCracken, Paducah, KY	Nursing center	Leased

MA#523	West Park Alzheimer and Nursing Center	Boston, West Roxbury, MA	Nursing center	Owned

MA#527	Briarwood Healthcare Nursing Center	Needham, Needham, MA	Nursing center	Owned

MA#528	Westridge Healthcare Center	Natick, Marlborough, MA	Nursing center	Owned

MA#540	Brook Farm Rehab and Nursing Center	West Roxbury, MA	Nursing center	Leased

MI#4-677	Kindred Hospital – Metro Detroit	Wayne, Detroit, MI	Hospital	Owned

MN#4-659	Valley Hospital at Hidden Lakes	Hennepin, Golden Valley, MN	Hospital	Owned

MO#860/861	The Greens at Creekside	Kansas City, MO	Nursing center and ALF	Leased

State/Facility #:	Facility Name:	County, City, State Location:	Facility Type:	Status:

TN#274	Smith County Health Care Center	Smith, Carthage, TN	Nursing center	Owned

TX#4699	Colony Plaza	Missouri City, TX	Vacant Land	Owned

WI#197	Oshkosh Medical & Rehab Center	Oshkosh, WI	Nursing center	Leased

WI#772	Family Heritage Medical and Rehabilitation Center	Wood, Wisconsin Rapids, WI	Nursing center	Owned

Part B

State/Facility #:	Facility Name:	County, City, State Location:	Facility Type:	Status:

TN#174	Camden Healthcare and Rehabilitation Center	Benton, Camden, TN	Nursing center	Leased

TN#175	Jefferson City Health and Rehabilitation Center	Jefferson, Jefferson City, TN	Nursing center	Leased

TN#178	Spring Gate Rehabilitation and Healthcare Center	Shelby, Memphis, TN	Nursing center	Leased

TN#179	Huntingdon Health & Rehabilitation Center	Carroll, Huntingdon, TN	Nursing center	Leased

TN#183	Ripley Healthcare and Rehabilitation Center	Lauderdale, Ripley, TN	Nursing center	Leased

TN#184	Greystone Health Care Center	Sullivan, Blountville, TN	Nursing center	Leased

IN#287	Crestview	Knox, Vincennes, IN	Nursing center	Leased

OH#295	Whitehouse Country Manor	Lucas, Whitehouse, OH	Nursing center	Leased

MA#531	Nichols House Nursing Home	Fairhaven, Fairhaven, MA	Nursing center	Leased

CO#849	Iliff Care Center	Denver, Denver, CO	Nursing center	Leased

SCHEDULE 1.01J

HCPI PROPERTIES

Part A

State/Facility #:	Facility Name:	County, City, State Location:	Facility Type:	Status:

MA#540	Brook Farm Rehab and Nursing Center	West Roxbury, MA	Nursing center	Leased

MO#860/861	The Greens at Creekside	Kansas City, MO	Nursing center and ALF	Leased

TN#274	Smith County Health Care Center	Smith, Carthage, TN	Nursing center	Owned*

WI#197	Oshkosh Medical & Rehab Center	Oshkosh, WI	Nursing center	Leased

*This property was the subject of a Sale and Leaseback Transaction with HCPI.

Part B

State/Facility #:	Facility Name:	County, City, State Location:	Facility Type:	Status:

TN#174	Camden Healthcare and Rehabilitation Center	Benton, Camden, TN	Nursing center	Leased

TN#175	Jefferson City Health and Rehabilitation Center	Jefferson, Jefferson City, TN	Nursing center	Leased

TN#178	Spring Gate Rehabilitation and Healthcare Center	Shelby, Memphis, TN	Nursing center	Leased

TN#179	Huntingdon Health & Rehabilitation Center	Carroll, Huntingdon, TN	Nursing center	Leased

TN#183	Ripley Healthcare and Rehabilitation Center	Lauderdale, Ripley, TN	Nursing center	Leased

TN#184	Greystone Health Care Center	Sullivan, Blountville, TN	Nursing center	Leased

IN#287	Crestview	Knox, Vincennes, IN	Nursing center	Leased

OH#295	Whitehouse Country Manor	Lucas, Whitehouse, OH	Nursing center	Leased

Part B

State/Facility #:	Facility Name:	County, City, State Location:	Facility Type:	Status:

MA#531	Nichols House Nursing Home	Fairhaven, Fairhaven, MA	Nursing center	Leased

CO#849	Iliff Care Center	Denver, Denver, CO	Nursing center	Leased

Part C

State/Facility #:	Facility Name:	County, City, State Location:	Facility Type:	Status:

TX#4610	Kindred Hospital – Dallas	Dallas, Dallas, TX	Hospital	Owned

GA#4670	Kindred Hospital – Atlanta	Fulton, Atlanta, GA	Hospital	Owned